Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Regarding the Quarterly Report of RC-1, Inc. (the “Company”) on Form 10-Q, for the six-month period ended June 30, 2020 as filed with the Securities and Exchange Commission, I, Rayna Austin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 14, 2020

/s/   Rayna Austin

Name: Rayna Austin

Its: Principal Financial Officer